UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

Interplay Entertainment Corp.

(Exact name of registrant as specified in its charter)

Delaware 0-24363 33-0102707

(State or other jurisdiction (Commission (I.R.S. Employer

of incorporation) file number) Identification No.)

1682 Langley Avenue, Irvine, California 92619

(Address of principal executive offices)

(Registrant's telephone number, including area code): (310) 432-1958

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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Item 8.01 Other Events

On May 24, 2005, the Company received a letter from NASDAQ relating to a hearing regarding the eligibility of the Company's securities for quotation on the OTC Bulletin Board ("OTCBB") and providing formal notice of a telephonic hearing on June 2, 2005 when the Panel authorized by the NASD Board of Governors will determine whether the Company's securities are eligible for quotation on the OTCBB under the requirements of NASD Rules 6530 and 6540. The trading symbol for the Company's common stock on the OTCBB is currently "IPLYE", so that the Company's common stock will be ineligible for quotation and subject to removal from the OTCBB if the NASD does not receive information that the Company is current in its public reporting obligations pursuant to NASD Rules 6530 and 6540. The Company failed to file its 10-K for the period ended December 31, 2004 within the prescribed time period and thirty calendar day grace period and the Company failed to file its 10-Q for the period ended March 31, 2005 within the prescribed time period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corpororation

(Registrant)

DATE: May 24, 2005 By /s/ Herve Caen

Herve Caen

Chief Executive Officer and Interim

Chief Financial Officer